Consent of Independent Auditors




We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 8, 2001 with respect to the consolidated financial statements of IDS Life Insurance Company and to the use of our report dated March 23, 2001 with respect to the financial statements of IDS Life Variable Account 10 (comprised of subaccounts BC1, BC2, BD1, BD2, CR1, CR2, CM1, CM2, DE1, DE2, EM1, EM2, EI1, EI2, FI1, FI2, GB1, GB2, GR1, GR2, IE1, IE2, MF1, MF2, ND1, ND2, IV1, IV2, SC1, SC2, SA1, SA2, 1CA, 2CA, 1CD, 2CD, 1IF, 2IF, 1VA, 2VA, 1SR, 2SR, 1EG, 2EG, 1GI, 2GI, 1MP, 2MP, 1OS, 2OS, 1RE, 2RE, 1IS, 2IS, 1SI, 2SI, 1SE, 2SE, 1UE, 2UE, 1MC, 2MC, 1AG, 2AG, 1GT, 2GT, 1IG, 2IG, 1IP, 2IP, 1MG, 2MG, 1MD, 2MD, 1IN, 2IN, 1VS, 2VS, 1MI, 2MI, 1SV, 2SV, 1IT, 2IT, 1SP and 2SP) in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the American Express Retirement Advisor Variable Annuity Contracts to be offered by IDS Life Insurance Company.






/s/  Ernst & Young LLP
Minneapolis, Minnesota
April 23, 2001

                         Consent of Independent Auditors




We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 8, 2001 with respect to the consolidated financial statements of IDS Life Insurance Company and to the use of our report dated March 23, 2001 with respect to the financial statements of IDS Life Variable Account 10 (comprised of subaccounts BC3, BD3, CR3, CM3, DE3, EM3, EI3, FI3, GB3, GR3, IE3, MF3, ND3, IV3, SC3, SA3, 3CA, 3CD, 3IF, 3VA, 3SR, 3EG, 3GI, 3MP, 3OS, 3RE, 3SI, 3IS, 3SE, 3UE, 3MC, 3AG, 3GT, 3IG, 3IP, 3MG, 3MD, 3IN, 3VS, 3MI, 3SV, 3IT and 3SP) in Post-Effective Amendment No. 3 to the Registration Statement (Form N-4, No. 333-79311) for the registration of the American Express Retirement Advisor Variable Annuity Contracts offered by IDS Life Insurance Company.






/s/  Ernst & Young LLP
Minneapolis, Minnesota
April 23, 2001